COLUMBIA FUNDS SERIES TRUST I

COLUMBIA TECHNOLOGY FUND

(the “Fund”)

Supplement dated July 17, 2012 to the

Fund’s prospectuses dated January 1, 2012

1.	Effective immediately, the section of each prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Manager	Portfolio Managers

Columbia Management Investment Advisers, LLC	Wayne M. Collette, CFA Co-manager. Service with the Fund since 2002.

Rahul Narang Co-manager. Service with the Fund since 2012.

2.	Effective immediately, the section of each prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Portfolio Manager” is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

Information about the Investment Manager’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Wayne M. Collette, CFA

Co-manager. Service with the Fund since 2002.

Portfolio Manager of the Investment Manager. From 2001 until joining the Investment Manager in May 2010, Mr. Collette was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Collette began his investment career in 1996 and earned a B.A. from Brandeis University and an M.B.A. from Columbia University.

Rahul Narang

Co-manager. Service with the Fund since 2012.

Portfolio Manager of the Investment Manager. From 2005 until joining the Investment Manager in 2012, Mr. Narang was a Senior Vice President at Robeco Investment Management. Mr. Narang began his investment career in 1994 and earned a B.S. in business administration from California Polytechnic State University.

Shareholders should retain this Supplement for future reference.

C-1646-1 A (7/12)